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                                                                   Exhibit 10.15

                        STOCKHOLDERS AND VOTING AGREEMENT

      Agreement made as of this 30th day of June, 1997, by and among (i) Alloy Designs, Inc., a Delaware Corporation (the "Company"), (ii) the stockholders named on Schedule I hereto, (iii) each of the persons who shall, after the date hereof, acquire or receive the right to acquire any shares of capital stock of the Company and join in and become a party to this Agreement by executing and delivering to the Company an Accession Agreement in the form of Schedule II hereto (each of the aforementioned persons in (ii) and (iii) being hereinafter referred to collectively as the "Stockholders" and singularly as a "Stockholder"), and (iv) Samuel A. Gradess, James K. Johnson, and Matthew Diamond (collectively, the "Founders").

      WHEREAS, the Company has issued, effective the date hereof, shares of common stock, $.01 par value per share ("Common Stock") of the Company in the amounts and to the Stockholders listed on Schedule I hereto (such shares, together with any after acquired shares as provided in Section 1 hereof, the "Shares"); and

      WHEREAS, the parties hereto desire to promote their mutual interests and the interests of the Company by providing in this Agreement for the terms and conditions governing the transfer of the Shares and with respect to the voting of the Shares.

      NOW THEREFORE, in consideration of these premises and of the stipulations hereinafter recited, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                              1. GENERAL PROVISIONS

      1.1 Shares Subject to this Agreement. The Stockholders expressly agree that the terms and restrictions of this Agreement shall apply to all shares of capital stock of the Company which any of them now owns or hereafter acquires by any means, including without limitation by purchase, assignment or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and to any shares of capital stock of any successor in interest of the Company, whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law.

      1.2 No Partnership Relationship. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the creation, management and operation of the Company shall not create or imply a general partnership between or among the Stockholders and shall not make any Stockholder the agent or partner of any other Stockholder for any purpose.

                           2. RESTRICTIONS ON TRANSFER

      2.1 Non-complying Transfers Prohibited. Except as provided in this Agreement, no Stockholder may sell, assign, transfer, exchange, gift, devise, pledge, hypothecate, encumber

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or otherwise alienate or dispose of any Shares now owned by such Stockholder or owned by him or her during the term of this Agreement, or any right or interest therein, whether voluntarily or involuntarily, by operation of law or otherwise, except in accordance with this Agreement. Any such purported transfer in violation of any provision of this Agreement and all actions by the purported transferor and transferee in connection therewith shall be of no force or effect and the Company shall not be required to recognize such purported transfer for any purpose, including without limitation for purposes of dividend and voting rights.

      2.2 Rights of First Refusal on Voluntary Transfers.

            2.2.1 Right of First Refusal of the Company. Any Stockholder who intends to sell, assign, transfer or otherwise voluntarily alienate or dispose of any Shares (the "Selling Stockholder") shall, prior to any such transfer, give written notice (the "Selling Stockholder's Notice") of such intention to the Company. The Selling Stockholder's Notice shall include the name of the proposed transferee, the proposed purchase price per Share, the terms of payment of such purchase price and all other matters relating to such sale and shall be accompanied by a copy of a binding written agreement of the proposed transferee to purchase such Shares from the Selling Stockholder. The Selling Stockholder's Notice shall constitute a binding offer by the Selling Stockholder to sell to the Company such number of Shares (the "Offered Shares") then owned by the Selling Stockholder as are proposed to be sold in the Selling Stockholder's Notice at the monetary price per Share designated in the Selling Stockholder's Notice, payable as provided in Section 2.2.3 hereof. Not later than sixty (60) days after receipt of the Selling Stockholder's Notice, the Company shall deliver written notice (the "Company's Notice") to the Selling Stockholder stating whether the Company has accepted the offer stated in the Selling Stockholder's Notice. The Company may only accept the offer of the Selling Stockholder in whole and may not accept such offer in part. If the Company accepts the offer of the Selling Stockholder, the Company's Notice shall fix a time, location and date for the closing of such purchase, which date shall be not less than ten (10) nor more than sixty (60) days after delivery of the Company's Notice.

            2.2.2 Right of First Refusal of the Founders. If the Company fails to accept the offer stated in the Selling Stockholder's Notice within the sixty-day period provided in Section 2.2.1, the Founders (the "Buying Stockholders") shall have the right to purchase the Offered Shares, at the monetary price per Share designated in the Selling Stockholder's Notice, payable as provided in Section 2.2.3. Not later than thirty (30) days after the expiration of the sixty-day period described in Section 2.2.1, the Buying Stockholders shall deliver to the Selling Stockholder a written notice (the "Buying Stockholders' Notice") stating whether the Buying Stockholders have accepted the offer stated in the Selling Stockholder's Notice. The Buying Stockholders may only accept the offer of the Selling Stockholder in whole and may not accept such offer in part. If the Buying Stockholders accept the offer of the Selling Stockholder, the Buying Stockholders' Notice shall fix a time, location and date for the closing of such purchase, which date shall be not less than ten (10) nor more than sixty (60) days after delivery of the Buying Stockholders' Notice. Unless otherwise agreed between or among the Buying Stockholders, the purchase by the Buying Stockholders shall be pro rata to their then holdings of Shares; provided, that if one or more of the Buying Stockholders elects not to purchase any Offered Shares, the remaining Buying Stockholders may purchase all of the


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Offered Shares without the consent of any non-purchasing Stockholders, pro rata between or among them or in such other manner as they may agree.

            2.2.3 Closing. The place for the closing of any purchase and sale described in Section 2.2.1 or Section 2.2.2 shall be the principal office of the Company or at such other place as the parties shall agree. At the closing, the Selling Stockholder shall accept payment on the terms offered by the proposed transferee named in the Selling Stockholder's Notice; provided, however, that the Company and the Buying Stockholders shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold. At the closing, the Selling Stockholder shall deliver to the Company or the Buying Stockholders, as the case may be, in exchange for Shares purchased and sold at the closing, certificates for the number of Shares stated in the Selling Stockholder's Notice, accompanied by duly executed instruments of transfer.

            2.2.4 Transfers to Third Parties. If the Company and the Buying Stockholders fail to accept the offer stated in the Selling Stockholder's Notice, then the Selling Stockholder shall be free to sell all, but not less than all, of the Offered Shares to the designated transferee at a price and on terms no less favorable to the Selling Stockholder than described in the Selling Stockholder's Notice; provided, however, that such sale is consummated within ninety (90) days after the later of the giving of the Selling Stockholder's Notice to the Company and, if applicable, to the Buying Stockholders. As a condition precedent to the effectiveness of a transfer pursuant to this Section 2.2.4, the proposed transferee(s) shall agree in writing prior to such transfer to become a party to this Agreement and shall thereafter be permitted to transfer Shares only in accordance with this Agreement.

      2.3 Transfers to Permitted Transferees. The restrictions on transfer contained in Section 2.1 hereof shall not apply to (a) transfers by a Stockholder to the trustee or trustees of a trust for the benefit of his or her immediate family, (b) transfers by a Stockholder to his or her guardian or conservator, (c) or transfers by a Stockholder, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided, however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

                                     VOTING

      3.1 Grant of Proxy. By his or her execution hereof, each of the Stockholders hereby grants to the Founders an irrevocable proxy, with full power of substitution, to vote all of the Shares held by him or her or to execute and deliver written consents on all matters submitted to the stockholders of the Company with respect to his or her Shares in such manner as the Founders in their sole discretion shall determine. The Founders shall have full power and authority to do and perform each and every act and thing whether necessary or desirable to be done, as fully as such Stockholder might or could do if personally present at a stockholders' meeting or personally providing or withholding such consent. The Founders may adopt their


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own rules of procedure and are authorized to vote or act in person or by proxy at any and all regular and special meetings of the stockholders of the Company for whatever purpose called or held, or in connection with any proceedings wherein the vote or written consent of the stockholders may be required or authorized. Each Stockholder hereby affirms that this proxy is given as a condition to his or her receipt of the Shares and as such is coupled with an interest and will not be revocable or revoked by him or her during the term of this Agreement.

      3.2 Notice of Meeting or Consent. The Company agrees that during the term of this Agreement it will provide written notice to the Founders with respect to all proposals to be submitted to a vote of stockholders at a special or annual meeting of the Company or all proposals as to which the consents of the stockholders of the Company are being sought, as if he/she were a stockholder of the Company in the manner provided under the Company's Certificate of Incorporation and By-Laws or as written notice is otherwise provided to other holders of the Company's voting capital stock.

      3.3 Dividends. This Agreement shall only effect the Stockholders' right to vote the Shares at a special or annual meeting of the Company or consent to proposals otherwise presented to stockholders of the Company. Nothing herein shall restrict the Stockholders from receiving payments of dividends or other distributions from the Company with respect to the Shares.

      3.4 Resignation and Replacement of Founders. If any of the Founders dies, becomes disabled or resigns as proxyholder [or is no longer an officer or director of the Company], the remaining Founder(s) shall be entitled to exercise all of the powers and rights granted to the Founders hereunder without any further action or formality. If none of the Founders is entitled to act as proxyholder under this Agreement either due to death, disability or resignation [or because none of the Founders is an officer or director of the Company], the Stockholders, by vote of a majority in interest of their Shares shall designate a replacement proxyholder hereunder. Upon such replacement, such proxyholder shall be entitled to exercise all of the powers and rights granted to the Founders hereunder without any further action or formality.

      3.5 Effect of Votes. Each Stockholder covenants and agrees that, on any proposal upon which the Founders are empowered to vote Shares pursuant hereto, whether at a meeting of stockholders or by written consent, such voting will be as fully effective as if such votes had been cast by such Stockholder without regard hereto. Without limiting the generality of the foregoing, each Stockholder agrees that he or she will not, with respect to any proposal upon which such votes may be cast, make any claim against the Company, its other stockholders, directors, officers, employees, agents or representatives in his or her capacity as a stockholder of the Company, including but not limited to any claim for an appraisal with respect to any Shares.

                        4. REPRESENTATIONS AND WARRANTIES

      4.1 Representations and Warranties of Individual Stockholders. Each Stockholder who is an individual hereby represents and warrants to the Company and to each other Stockholder as follows:


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      (a) Absence of Violation. Neither the execution and delivery of this
Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of, or default under, or conflict with, or require any consent under any term or provision of any contract, commitment, indenture, lease or other agreement to which such Stockholder is a party or by which such Stockholder or any of his or her assets is bound.

      (b) Binding Obligation. This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency and similar laws affecting the rights and remedies of creditors generally, and by general principals of equity and public policy.

                                5. MISCELLANEOUS

      5.1 Term. This Agreement shall remain in full force and effect until terminated upon the earlier to occur of the closing of the sale of the Company by stock purchase, exchange, merger, sale of all or substantially all of the Company's assets or the dissolution and liquidation of the Company.

      5.2 Legend Required. Each certificate representing Shares shall bear the following legend during the term of this Agreement:

      "The shares represented by this certificate are subject to a Stockholders and Voting Agreement dated as of June 30, 1997, a copy of which Stockholders and Voting Agreement is available for inspection at the offices of the Company or will be furnished upon request of the record owner of the shares represented by this certificate."

      5.3 Enforcement. Each Stockholder acknowledges that immediate and irreparable damage would occur in the event that he or she fails to perform the provisions of this Agreement in accordance with their specific terms or if he or she otherwise breaches this Agreement. Accordingly, in addition to any other remedy, the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Stockholder and to enforce specifically the terms and provisions hereof in any federal or state court jurisdiction.

      5.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral.

      5.5 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.


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            If to the Company:

                                          Alloy Designs, Inc.
                                          _______________________________
                                          _______________________________
                                          Attn: _________________________
                                          Telecopier No.: _______________

            If to the Stockholders:

                        To the address indicated on the signature pages hereto.

            If to the Founders:

                                          Samuel A. Gradess
                                          James K. Johnson
                                          Matthew Diamond
                                          c/o Alloy Designs, Inc.
                                          _______________________________
                                          Attn: _________________________
                                          Telecopier No.: _______________

      All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

      5.6 Severability. In the event that any court having jurisdiction shall determine that any provision contained in this Agreement shall be unreasonable or unenforceable in any respect, then such covenant or other provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such covenant or other provision wholly unenforceable, the remaining covenants and other provisions of this Agreement shall nevertheless remain in full force and effect.

      5.7 Further Agreements. Each of the parties hereto shall execute such documents and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby.

      5.8 Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party hereto.


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      5.9 Parties in Interest. This Agreement shall be binding upon the heirs, legatees and devisees, executors, administrators, legal representatives, successors and assigns of the Company, the Stockholders and the Founders. Nothing herein, either express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

      5.10 Interpretation. The parties hereto acknowledge and agree that: (i) each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

      5.11 Amendment; Waiver. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      5.12 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

      5.13 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Stockholders and Voting Agreement to be executed and delivered under seal as of the date first written above.

                                          ALLOY DESIGNS, INC.


                                          By:________________________________


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                                          FOUNDERS

                                          ___________________________________
                                          Samuel A. Gradess

                                          ___________________________________
                                          James K. Johnson

                                          ___________________________________
                                          Matthew Johnson

                                      [See attached counterpart signature pages]


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      IN WITNESS WHEREOF, the parties hereto have caused this Stockholders and
Voting Agreement to be executed and delivered under seal as of the date first written above.

                                                STOCKHOLDER

                                                ________________________________
                                                Signature

                                                ________________________________
                                                Print Name

                                                Address:
                                                ________________________________
                                                ________________________________
                                                ________________________________


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                                   Schedule I

                                  Stockholders

Stockholder Name and Address                                 No. of Shares Owned
----------------------------                                 -------------------




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                                   Schedule II

                               ACCESSION AGREEMENT

      Reference is made to the Stockholders and Voting Agreement dated as of _____________, 1997 (the "Stockholders and Voting Agreement"), by and among (i) Alloy Designs, Inc., a Delaware Corporation (the "Company"); (ii) the stockholders named on Schedule I to the Stockholders and Voting Agreement, (iii) each of the persons who shall, after the date hereof, acquire or receive the right to acquire any shares of capital stock of the Company and join in and become a party to the Stockholders and Voting Agreement by executing and delivering to the Company an Accession Agreement in the form of Schedule II to the Stockholders and Voting Agreement, and (iv) Samuel A. Gradess, James K. Johnson, and Matthew Diamond. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Stockholders and Voting Agreement.

      Pursuant to a vote of the Board of Directors of the Company dated as of _______________, the Company is issuing to the undersigned purchaser (the "Investor") shares of the Company's ___________________, in the aggregate amount of ________ shares. By execution and delivery of this Accession Agreement, the Investor agrees to be bound by the terms and conditions of the Stockholders and Voting Agreement. Upon such execution and delivery, the Investor shall be deemed to be a "Stockholder" (as such term is defined in the Stockholders and Voting Agreement) for all purposes of the Stockholders and Voting Agreement effective the date hereof and Schedule I to the Stockholders and Voting Agreement shall be revised to reflect the Investor's admission to the Stockholders and Voting Agreement.

      This Accession Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, this Accession Agreement has been duly executed under seal by the Investor as of this ____ day of ______, 199_.

                                                ________________________________
                                                Investor Signature

                                                ________________________________
                                                Print Name

                                                Address:
                                                ________________________________
                                                ________________________________
                                                ________________________________

Agreed to and Accepted:
Alloy Designs, Inc.


By: ________________________________


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